FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 26, 2024 (the “First Amendment Effective Date”) is entered into by and among I3 VERTICALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, HoldCo, the Guarantors, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, entered into that certain Credit Agreement dated as of May 8, 2023 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as contemplated hereby; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.    Amendments to Credit Agreement.
(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“First Amendment Effective Date” means June 26, 2024
“Merchant Services Business Entities” means Passage HoldCo, LLC and the Subsidiaries listed on Schedule 1.01(c).
“Merchant Services Business Disposition” means the Disposition of all of the Equity Interests of the Merchant Services Business Entities pursuant to the Merchant Services Business Purchase Agreement, for which at least seventy-five percent (75%) of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction and shall be in an amount not less than the fair market value (as reasonably determined in good faith by the Borrower) of the property disposed of.

“Merchant Services Business Purchase Agreement” means that certain securities purchase agreement, to be dated on or about the First Amendment Effective Date, by and among the Borrower and the Borrower, as the LLC Seller (as defined therein) and i3 Holdings Sub, Inc., as the Corporation Seller (as defined therein), on the one hand, and Payroc WorldAccess, LLC, solely for purposes of Section 9.18 therein, as Buyer Parent (as defined therein), and Payroc Buyer, LLC, a Delaware limited liability company, as Buyer (as defined therein), on the other hand.
“Merchant Services Business Reorganization” means (a) the formation of Passage HoldCo, LLC as a Subsidiary of the Borrower, (b) the transfer by HoldCo, the Borrower and its Subsidiaries of assets and liabilities related to the Borrower’s merchant services business to the Merchant Services Business Entities as required to consummate the Merchant Services Business Disposition, and (c) the transfer by the Borrower and/or its Subsidiaries of all of the Equity Interests of the Subsidiaries listed on Schedule 1.01(c) (as such Schedule may be updated from time to time prior to the consummation of the Merchant Services Business Disposition, with the approval of the Administrative Agent, such approval not be unreasonably withheld or delayed) to another Merchant Services Business Entity for purposes of consummating the Merchant Services Business Disposition, in each case which, for the avoidance of doubt, may be done without compliance with the requirements of Sections 6.13 and 6.14; provided, that, upon the expiration or termination of the Merchant Services Business Purchase Agreement without the consummation of the Merchant Services Business Disposition, the Company and its Subsidiaries, including the Merchant Services Business Entities, shall be required to comply with the requirements set forth in Section 6.13 and 6.14.
(b)    Section 7.05 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (b), (ii) change the “.” at the end of clause (c) to “;” and (iii) to add the following new clause (d) to read as follows:
(d)    the Merchant Services Business Reorganization; and
(c)    Section 7.05 of the Credit Agreement is hereby amended to add the following new clause (e) to read as follows:
(e)    the Merchant Services Business Disposition; provided that (i) immediately before and immediately after the consummation thereof, no Default shall exist, (ii) the Loan Parties shall be in compliance with the financial covenants set forth in Section 7.11 recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such Disposition on a Pro Forma Basis, (iii) the Borrower shall deliver a certificate from a Responsible Officer in form and detail reasonably satisfactory to the Administrative Agent confirming the foregoing and (iv) after making certain Permitted Tax Distributions to HoldCo in accordance with Section 7.06(d), the Net Cash Proceeds from the Merchant Services Business Disposition shall be used to make a voluntary prepayment of the outstanding Revolving Loans and Swingline Loans pursuant to Section 2.05 in an amount equal to the lesser of (A) the Outstanding Amount of all Revolving Loans and Swingline Loans and (B) the amount of such Net Cash Proceeds, determined after giving effect to the Permitted Tax Distributions referenced above (it being understood that any amounts in excess of the outstanding

Revolving Loans and Swingline Loans on the date of such prepayment may be retained by the Company and used for general corporate purposes).
(d)    Section 7.06(e) of the Credit Agreement is hereby amended to read as follows:
(e)    Without duplication of payments made pursuant to Section 7.06(d), HoldCo may make payments in connection with the Tax Receivable Agreement (which, for the avoidance of doubt, includes payments by HoldCo to any member of the Borrower in exchange for assignment of such member’s rights under the Tax Receivables Agreement, including such member’s right to receive Tax Benefit Payments (as defined therein)); provided that (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Borrower shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.11;
(e)    Section 7.06 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (h), (ii) change the “.” at the end of clause (i) to “; and” and (iii) to add the following new clause (j) to read as follows:
(j)    so long as no Default exists, the Loan Parties may repurchase Equity Interests of HoldCo or of the Borrower and declare and make dividend payments and other distributions with respect to the Equity Interests of such Person; provided, that, (i) the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11 recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such Restricted Payment on a Pro Forma Basis and (ii) the Consolidated Total Net Leverage Ratio shall be less than or equal to 2.50 to 1.00 recomputed as of the end of the period of the four (4) fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) after giving effect to such Restricted Payment on a Pro Forma Basis; and, provided further that the Loan Parties (1) may declare and pay any dividend or distribution within 60 days of the date of such declaration, if, at the date of declaration, such payment would have complied with the provisions of this Agreement and (2) may consummate any repurchases if such repurchase would have complied with the provisions of this Agreement as of a date within 60 days prior to such repurchase.
        (f)    A new Schedule 1.01(c) is hereby added to the Credit Agreement in the form of Schedule 1.01(c) attached hereto.

4.    Authorization to Release Guarantors. The Required Lenders hereby agree that, upon the consummation of the Merchant Services Business Disposition, the Administrative Agent is authorized to (a) release any Guarantor that is a Merchant Services Business Entity from its obligations under the Guaranty and (b) release its Liens on the assets of any Merchant Services Business Entity.
5.    Conditions Precedent. This Agreement shall be effective upon the satisfaction of each of the following conditions precedent:
(a)     the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)    the Borrower shall have paid all fees required to be paid to the Administrative Agent and the Lenders on or before the First Amendment Effective Date; and
(c)    the Borrower shall have paid of all fees and expenses required to be paid on or before the First Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent.
Notwithstanding the foregoing or anything else to the contrary in this Amendment, the amendment set forth in Section 3(c) of this Amendment shall not be effective unless and until the Borrower consummates the Merchant Services Business Disposition (it being acknowledged, for the avoidance of doubt, that the amendment set forth in Sections 3(c) of this Amendment shall never become effective if the Merchant Services Business Disposition is not consummated) and, in such circumstance, the “; and” at the end of Section 7.05(d) shall be amended to be a “.”.
5.    Miscellaneous.

(a)    This Agreement shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c)    Each Loan Party hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms except as expressly amended hereby and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

(d)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date after giving effect to this Amendment (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment and (iv) the representations and warranties of such Loan Party set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:
i3 VERTICALS, LLC, a Delaware limited liability company

	By:	/s/ Paul Maple
	Name:	Paul Maple
	Title:	General Counsel and Secretary

GUARANTORS:
i3 VERTICALS, INC., a Delaware corporation
I3 VERTICALS MANAGEMENT SERVICES, INC., a Delaware corporation
I3 HOLDINGS SUB, INC., a Delaware corporation
MENTIS TECHNOLOGY, INC., a Delaware corporation
PACE PAYMENT SYSTEMS, INC., a Delaware corporation
PACE PAYMENTS, INC., a Delaware corporation
CP-PS, LLC, a Delaware limited liability company
CP-DBS, LLC, a Delaware limited liability company
I3-PBS, LLC, a Delaware limited liability company
I3-INFIN, LLC, a Delaware limited liability company
I3-AXIA, LLC, a Delaware limited liability company
I3-RANDALL, LLC, a Delaware limited liability company
I3-CSC, LLC, a Delaware limited liability company
I3-EMS, LLC, a Delaware limited liability company
I3-SOFTWARE & SERVICES, LLC, a Delaware limited liability company
MONETRA TECHNOLOGIES, LLC, a Delaware limited liability company
I3-AERO, LLC, a Delaware limited liability company
I3-SPLASH, LLC, a Delaware limited liability company
I3-BEARCAT, LLC, a Delaware limited liability company
I3-MPN, LLC, a Delaware limited liability company
I3 HEALTHCARE SOLUTIONS, LLC, a Delaware limited liability company
ACS-MEDICAL BUSINESS SOLUTIONS, LLC, a Delaware limited liability company
DUXWARE, LLC, a Delaware limited liability company
H-PAC COMPUTER SYSTEMS, LLC, a Delaware limited liability company
I3-BIS, LLC, a Delaware limited liability company
I3-IMAGESOFT, LLC, a Delaware limited liability company
I3-IMED, LLC, a Delaware limited liability company
I3-MILESTONE, LLC, a Delaware limited liability company
I3-ONE, LLC, a Delaware limited liability company
I3-SSI, LLC, a Delaware limited liability company
KIRIWORKS, LLC, a Delaware limited liability company
i3 VERTICALS, LLC
FIRST AMENDMENT

By:	/s/ Paul Maple
Name:	Paul Maple
Title:	General Counsel and Secretary

CELTIC NOMINEE HOLDINGS, LLC, a Delaware limited liability company
FAIRWAY PAYMENTS, LLC, a Virginia limited liability company
SAN DIEGO CASH REGISTER COMPANY, INC., a California corporation
AD VALOREM RECORDS, INC., a Texas corporation
MOBILEAXEPT NORTH AMERICA, INC., a Minnesota corporation
ON-LINE INFORMATION SERVICES, INC., an Alabama corporation
I3-MSI CONSULTING, LLC, an Arkansas limited liability company
CELTIC CROSS HOLDINGS, INC., an Arizona corporation
CELTIC GLOBAL, INC., an Arizona corporation
I3-BIS INDIANA, LLC, an Indiana limited liability company
ACCUFUND, INC., a Colorado corporation

By:	/s/ Paul Maple
Name:	Paul Maple
Title:	General Counsel and Secretary

i3 VERTICALS, LLC
FIRST AMENDMENT

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

	By:	/s/ Elizabeth O'Conor
	Name:	Elizabeth O'Conor
	Title:	Authorized Officer

LENDERS:	JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Elizabeth O'Conor
	Name:	Elizabeth O'Conor
	Title:	Authorized Officer

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Ross Florey
	Name:	Ross Florey
	Title:	Senior Vice President

REGIONS BANK,
as a Lender

	By:	/s/ Blake Thompson
	Name:	Blake Thompson
	Title:	Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

	By:	/s/ Archana Joshee
	Name:	Archana Joshee
	Title:	Authorized Signatory

i3 VERTICALS, LLC
FIRST AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John R. Macks
Name:	John R. Macks
Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thomas M. Paulk
Name:	Thomas M. Paulk
Title:	Senior Vice President

FIRSTBANK,
as a Lender

By:	/s/ David Forshee
Name:	David Forshee
Title:	Regional President

PINNACLE BANK, a Tennessee bank,
as a Lender

By:	/s/ William H. Diehl
Name:	William H. Diehl
Title:	Senior Vice President

FIRST HORIZON BANK,
as a Lender

By:	/s/ Craig Bechtel
Name:	Craig Bechtel
Title:	Senior Vice President

RAYMOND JAMES BANK,
i3 VERTICALS, LLC
FIRST AMENDMENT

as a Lender

By:	/s/ Fern S. Lindsay
Name:	Fern S. Lindsay
Title:	Senior Vice President

i3 VERTICALS, LLC
FIRST AMENDMENT

Schedule 1.01(c)

MERCHANT BUSINESS ENTITIES

CP-PS, LLC
i3-PBS, LLC
i3-Infin, LLC
i3-Axia, LLC
i3-Randall, LLC
i3-CSC, LLC
Fairway Payments, LLC
i3-EMS, LLC
i3-Aero, LLC
i3-One, LLC
Monetra Technologies, LLC
San Diego Cash Register Company, Inc.
Pace Payment Systems, Inc.
Pace Payments, Inc.
mobileAxept North America, Inc.

i3 VERTICALS, LLC
FIRST AMENDMENT